                                                   United States
                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                         Date of Report: October 21, 2003

                                              SBC COMMUNICATIONS INC.

                                              A Delaware Corporation

                                            Commission File No. 1-8610

                                            IRS Employer No. 43-1301883

                                     175 E. Houston, San Antonio, Texas 78205

                                          Telephone Number (210) 821-4105

Item 12. Results of Operations and Financial Condition

The registrant announced on October 21, 2003, its results of operations for the third quarter of 2003.  The text of the press release and accompanying financial information are attached as exhibits and incorporated herein by reference.

                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           SBC Communications Inc.

                                                           /s/ John J. Stephens
                                                           --------------------
                                                           John J. Stephens
                                                           Vice President and Controller

October 21, 2003